Exhibit 10.2

FIRST AMENDMENT TO

COMMERCIAL EVALUATION AND LICENSE AGREEMENT

This First Amendment to Commercial Evaluation and License Agreement (“First Amendment”) is effective as of the date of the last signature on the signature page between the UNIVERSITY OF MARYLAND, BALTIMORE (“University”), a public university that is part of the University System of Maryland (which is a public corporation and an instrumentality of the State of Maryland), and SILO PHARMA, INC., a Florida corporation (“Company”).

BACKGROUND

University and Company entered into a Commercial Evaluation and License Agreement, effective as of February 26, 2021 (“CELA”). (Any capitalized term that is not otherwise defined in this First Amendment shall have the meaning set forth in the CELA.)

The parties are entering into a Sponsored Research Agreement, pursuant to which Company has agreed to sponsor research in the laboratory of Kamal Moudgil, MD, PhD. In order to accommodate that research, University has agreed to extend the term of the CELA by six (6) months. Therefore, the Parties agree to amend the CELA as set forth in this First Amendment.

NOW THEREFORE, the Parties agree as follows:

A. Section 8 (Term) of the CELA is hereby deleted in its entirety, and replaced with the following:

8.1 Term.

8.1.1 This Agreement became effective on February 26, 2021, and shall expire on February 25, 2022 (unless sooner terminated in accordance with this Article 8).

8.1.2 However, if Company timely exercises the Option, this Agreement will expire at the end of the Negotiation Period or upon execution of a Master License Agreement, whichever first occurs.

B. Except as specifically modified in this Amendment, all terms and conditions of the CELA shall remain in full force and effect.

C. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), or other transmission method. Any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this First Amendment to be executed under seal by its duly authorized representative.

UNIVERSITY OF MARYLAND, BALTIMORE

By:	/s/ Philip J. Robilotto	(SEAL)
Philip J. Robilotto
Associate Vice President, OTT

Date:	7/6/2021

SILO PHARMA, INC.

By:	/s/ Eric Weisblum	(SEAL)
Eric Weisblum
Chief Executive Officer

Date:	7/6/2021